Exhibit 10.59

FINANCIAL INDUSTRIES CORPORATION

AMENDMENT NO. 3

TO

9% SUBORDINATED SENIOR NOTE DATED JULY 30, 1993

This Amendment No. 3 (this “Third Amendment”) dated as of March 9, 2006, is entered into by and between Financial Industries Corporation (the “Company”), and Investors Life Insurance Company of North America (the “Payee”). Capitalized terms used but not defined herein shall have the meaning set forth in the Subordinated Senior Note (as hereinafter defined).

RECITALS

WHEREAS, Family Life Insurance Investment Company (the “Maker”) and the Payee entered into that certain Subordinated Senior Note dated July 30, 1993 in the original principal amount of $4,500,000 (the “Subordinated Senior Note”);

WHEREAS, the original parties amended the Subordinated Senior Note pursuant to Amendment No. 1 dated effective as of June 12, 1996;

WHEREAS, the Company assumed the rights and obligations of the Maker under the Subordinated Senior Note pursuant to that certain Assignment Agreement dated effective as of December 23, 1998 in accordance with Maker’s Plan of Dissolution;

WHEREAS, the Payee and Company amended the Subordinated Senior Note pursuant Amendment No. 2 dated effective as of March 18, 2004;

WHEREAS, the Payee is an indirect, wholly-owned subsidiary of the Company; and

WHEREAS, the Company and the Payee desire to further amend the Subordinated Senior Note in order to continue the moratorium on principal payments for 12 additional months.

AGREEMENT

NOW, THEREFORE, the parties agree as follows:

A.	The Subordinated Senior Note is hereby further amended as follows:

1.           The Payment Schedule attached to Amendment No. 2 to the Subordinated Senior Note is hereby revised in its entirety to read as set forth on Exhibit A attached hereto.

B.          Except as expressly amended by Amendment No. 1, Amendment No. 2 and this Third Amendment, the Subordinated Senior Note shall remain in full force and effect. None of the rights, interests and obligations existing and to exist under the Subordinated Senior Note are hereby released, diminished or impaired, and the parties hereby reaffirm all covenants, representations and warranties in the Subordinated Senior Note.

C.           For the convenience of the parties, this Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Signatures Follow on Next Page

IN WITNESS WHEREOF, the parties have executed this Third Amendment on this 9th day of March, 2006.

COMPANY:

FINANCIAL INDUSTRIES CORPORATION

By:
Name:
Title:

PAYEE:

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA

By:
Name:
Title:

Exhibit A

Revised Payment Schedule

Date of Payment	Principal Amount Paid	Unpaid Principal Balance Outstanding

6/12/1996		$4,500,000
12/12/1996	$24,531	$4,475,469
3/12/1997	$24,531	$4,450,938
6/12/1997	$24,531	$4,426,407
9/12/1997	$24,531	$4,401,876
12/12/1997	$24,531	$4,377,345
3/12/1998	$24,531	$4,352,814
6/12/1998	$24,531	$4,328,283
9/12/1998	$24,531	$4,303,752
12/12/1998	$24,531	$4,279,221
3/12/1999	$24,531	$4,254,690
6/12/1999	$24,531	$4,230,159
9/12/1999	$24,531	$4,205,628
12/12/1999	$24,531	$4,181,097
3/12/2000	$24,531	$4,156,566
6/12/2000	$24,531	$4,132,035
9/12/2000	$24,531	$4,107,504
12/12/2000	$24,531	$4,082,973
3/12/2001	$24,531	$4,058,442
6/12/2001	$24,531	$4,033,911
9/12/2001	$24,531	$4,009,380
12/12/2001	$200,469	$3,808,911
3/12/2002	$200,469	$3,608,442
6/12/2002	$200,469	$3,407,973
9/12/2002	$200,469	$3,207,504
12/12/2002	$200,469	$3,007,035
3/12/2003	$200,469	$2,806,566
6/12/2003	$200,469	$2,606,097
9/12/2003	$200,469	$2,405,628
12/12/2003	$200,469	$2,205,159
3/12/2004	$200,469	$2,004,690
6/12/2004	$0	$2,004,690
9/12/2004	$0	$2,004,690
12/12/2004	$0	$2,004,690
3/12/2005	$0	$2,004,690
6/12/2005	$0	$2,004,690
9/12/2005	$0	$2,004,690
12/12/2005	$0	$2,004,690
3/12/2006	$0	$2,004,690
6/12/2006	$0	$2,004,690
9/12/2006	$0	$2,004,690

12/12/2006	$0	$2,004,690
3/12/2007	$200,469	$1,804,221
6/12/2007	$200,469	$1,603,752
9/12/2007	$200,469	$1,403,283
12/12/2007	$200,469	$1,202,814
3/12/2008	$200,469	$1,002,345
6/12/2008	$200,469	$801,876
9/12/2008	$200,469	$601,407
12/12/2008	$200,469	$400,938
3/12/2009	$200,469	$200,469
6/12/2009	$200,469	$0